UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

ACTIVE HEALTH FOODS, INC.

Wyoming	333-164788	26-1736663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 S. 300 West, Salt Lake City, UT 84101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801)503-5354

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Corporate Governance and Management

Item 1.01 Change in Officers and Directors of the Corporation

On October 20, 2015, Registrant received a resignation from John Griffin, Chief Executive Officer, President and director of Active Health Foods Inc. Attached is the entire letter of resignation for review by shareholders.

Attached exhibit “A” is entire Resignation John Griffin.

Item 1.02 Appointment of New Officer and Directors

In accordance with the corporate bylaws and above acceptance of the resignation of Mr. John Griffin, the shareholders, Mr. Robert Kropf was appointed as Interim Chief Financial Officer and Director.

Attached exhibit “B” is entire Board Resolution Regarding Appointment of New Officer & Director.

Item 1.03 Material Changes of the Corporation Structure

In accordance with recommendation from legal counsel the company may file a possible Chapter 11 Bankruptcy in United States District Court. The companies Board of Directors has also resolved to authorize up to a 10,000 for 1 reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Active Health Foods, Inc.

Date: December 14, 2015	By:	/s/ Robert Kropf
Chief Executive Officer, and Director

Exhibit A

Active Health Foods, Inc.

October 20, 2015

Active Health Foods, Inc.
10120 S. Eastern Avenue
Henderson, NV 89052

The Board of Directors:

Please accept this letter as formal notification that I am resigning all positions I currently hold with Active Health Foods, Inc. including as CEO, President and Sole Director as of October 20, 2015.

When I accepted the position as Sole Director and CEO of Active Health Foods in February 2015, the task that I was given was to change the corporate culture of the Company and to facilitate and complete a then pending merger that would change the direction of the Company and bring in revenue producing entities through acquisitions. After assuming the role of CEO in February from the previous management, it became painfully obvious to me that many changes needed to be made within the AHFD business model and structure. I discovered that the existing revenue model was indeed broken and I proceeded to take on the challenge of changing the direction of AHFD and to find ways to create a new revenue model and to increase shareholder value. Unfortunately, at the time I agreed to lead the Company, I did not know, and had not been advised by prior management, how badly this Company was actually broken. During my tenure, and after considerable effort, I have discovered that previous management had run Active Health Foods, Inc. with no regard to accountability and sound business practices.

As a requirement of the proposed merger, all of the Company's already delinquent SEC filings had to become current, and, as the new CEO, it became my responsibility to provide current reporting to the SEC which included the previous calendar year's Form 10K report, including the audited financials for the year ending December 31, 2014. On April 30, 2015, I engaged an independent audit firm to facilitate the filing of that 10K, as the prior accounting firm has resigned in the fall, 2014. As I began reviewing the QuickBooks financials submitted to me by previous management so financial statements could be prepared and submitted to the auditors, it was discovered that there had been no back up documentation provided by previous management to support the transactions that had been recorded in the Company's QuickBooks files for 2014. The Company's independent CFO consultant then submitted to me a detailed list of documentation requests that were needed for the audit to verify the entries made in the books maintained by previous management in 2014. That documentation was not part of the corporate records provided by prior management.

My review also discovered transactions in the financial records maintained by the Founder and past CEO and former Sole Director of the Company, that were in need of a deeper review because there appeared to be personal expenses that should have been recorded as compensation

10120 South Eastern Ave. | Suite 130 | Henderson, NV 89052

to him but were reported as Company expenses. To give him the benefit of the doubt, I requested from him all of the backup documentation for all the entries made in the Company's financials during his tenure. I made these requests on numerous occasions verbally and by email asking him to provide me with all the Company's backup documentation for all of the entries that were made by him in the Company's books for 2014 to substantiate all transactions. Although he indicated on several occasions that he had this documentation, he refused all requests that he provide the documentation to the Company and later only agreed to provide certain documentation if expressly asked for by the auditors.

Because of discoveries that I had made during my review as well as earlier, unmanageable and disruptive interactions that I had had with the Company founder, it is my position that I must obtain and review all of this documentation on behalf of the Company and that the Company must perform its own internal audit of these transactions before the Company remitted payment to the auditors and before financial statements could even be prepared for the Company to be submitted to them for the audit. As CEO of the Company, I had serious concerns that the financial records were correct, based on my discoveries and my other troublesome interactions with the founder. As the CEO of the Company, I am the one that has to certify the audit to the SEC. Without all of the requested documentation to do my own internal audit to verify the legitimacy of the transactions, I am uncomfortable in making that certification to the SEC and as of today's date he has continued to hold these records hostage.

It has been a difficult journey for me to date, in my quest to turn this Company around. Until I assumed my position with the Company in February, 2015, I did not know the Company founder nor did I have any history about how the Company had been run in the past but during the past 8 months he has been a constant impediment to the company's success and I have had to endure on many occasions written and verbal abuse from him using vulgar expletive and unprofessional language that I refuse to continue to tolerate.

In conclusion, now after 8 months of doing my best to change the direction of Active Health Foods, Inc., to facilitate the then proposed merger that would have brought in new revenue sources, and to reconstruct accurate supportable financial records for the Company, I have concluded that these tasks cannot be completed, because of the continuous obstacles imposed by the founder. I have concluded that it is in the best interest of the company that I resign and that the Board of Directors finds new leadership for the company. Therefore, I respectfully submit my resignation as the CEO and Sole Director of Active Health Foods, Inc. as of October 20, 2015.

Regards,

John Griffin

Cc: Mr. Robert Kropf
970 south 300 west
Salt Lake City, Utah 84101
Director & Majority Voting Shareholder

10120 South Eastern Ave. | Suite 130 | Henderson, NV 89052

Exhibit B